CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO THE RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION


--------------------------------------------------------------------------------
                                        BISYS

                             STANDARD SERVICES PRICE LIST

                                   DECEMBER 1, 1991
--------------------------------------------------------------------------------









                                  STANDARD SERVICES



DEPOSITS
    Savings and Certificates of Deposit...................................  A-2
    Transaction Accounts (DDA, NOW, Super NOW, Money Market)..............  A-2
    Government Compliance.................................................  A-3

LOANS
    Commercial Loans......................................................  A-4
    Installment Loans and Savings Account Loans............................ A-4
    Mortgage Loans........................................................  A-5
    Construction Loans....................................................  A-6

GENERAL LEDGER
    Total Financial Manager (TFM).........................................  A-7
    TotalPlus Financial System (TFS)......................................  A-7
         General Ledger (TFS-GL)..........................................  A-7
         Accounts Payable (TFS-AP)........................................  A-8
    Remote General Ledger.................................................  A-8

OTHER SERVICES
    Automatic Transactions Generation and Posting.......................... A-9
    Customer Information File (CIF).......................................  A-9
    Disaster Recovery Services............................................  A-9
    On-Line Communication Support.........................................  A-9
    Standard Documentation................................................ A-10

                                   SPECIAL SERVICES



SPECIAL RECURRING SERVICES
    ATM Services..........................................................  B-2
    Deposit Services......................................................  B-2
         All Deposits (SV/CD/DDA).........................................  B-2
         Savings and Certificates of Deposit............................... B-3
         Transaction Accounts (DDA, NOW, Super NOW, Money Market).......... B-3
    Loans.................................................................  B-4
         Installment Loans and Savings Account Loans....................... B-4
         Mortgage Loans.................................................... B-4
    Report and File Creation and Transfer.................................. B-5
    Other (miscellaneous)................................................   B-6
    Documentation........................................................   B-9

SPECIAL IMPLEMENTATION/INSTALLATION SERVICES
    Deposits.............................................................  B-11
         Savings and Certificates of Deposit.............................. B-11
         Transaction Accounts (DDA, NOW, Super NOW, Money Market)......... B-11
    Loans................................................................. B-11
         Commercial Loans................................................. B-11
         Installment and Savings Account Loans............................ B-11
         Mortgage Loans................................................... B-12
    General Ledger........................................................ B-12
    Terminal Operator Security System (TOSS).............................  B-12
    Other (miscellaneous)................................................. B-13
         Automatic Transaction Generation and Posting..................... B-13
         Terminal Interface............................................... B-13
         Training Mode.................................................... B-13

TOTALLINK SUPPORT SERVICES................................................ B-14

CONVERSION/DECONVERSION SERVICES.......................................... B-15

                                   STANDARD REPORTS

DEPOSIT SYSTEMS............................................................ C-2
    Savings and Certificates of Deposit.................................... C-3
    DDA.................................................................... C-5

GENERAL LEDGER
    TotalPlus Financial Interface.......................................... C-7
    TotalPlus Financial System............................................. C-8
    Total Financial Manager............................................... C-10

LOANS
    Commercial Loans...................................................... C-12
    Installment Loans..................................................... C-15
    Mortgage Loans........................................................ C-19
         Construction Loans/Loan Commitments.............................. C-23
         Escrow Analysis and Tax and Insurance Processing................. C-24
         Investor Reporting............................................... C-25
         Cut-Off Reporting................................................ C-26

OTHER REPORTS
    All Applications...................................................... C-28
    Totalmatic............................................................ C-29

                                   SPECIAL REPORTS


DEPOSIT SYSTEMS............................................................ D-2
    Savings and Certificates of Deposit.................................... D-2
    DDA.................................................................... D-3

LOANS
    Commercial Loans....................................................... D-5
    Installment Loans...................................................... D-5
    Mortgage Loans......................................................... D-6

OTHER REPORTS
    All Applications....................................................... D-8

--------------------------------------------------------------------------------
                                        BISYS

                             STANDARD SERVICES PRICE LIST

                                   DECEMBER 1, 1991
--------------------------------------------------------------------------------


MINIMUMS

All standard services are billed per month except where otherwise indicated. The minimum charge for Standard Services for each BISYS Client is $3,000.00 per month.


                                 IMPLEMENTATION FEES

For services introduced after conversion. Implementation Fees are included on the Special Services Price List.


                                   REPORT PRINTING


BISYS standard prices include Remote Print Transmission to Client's site for Client-site printing or one original microfiche and one copy of microfiche (where available) in lieu of Client-site printing.


                                        FORMS

All stock forms used at BISYS' data center where the Services are being performed (the "BISYS Center") will be supplied to Client by BISYS without additional charge. All forms that are permitted or specially designed for Client's exclusive use, all forms bearing Client's name and all forms printed at Client's location will be supplied to or by Client at Client's expense.

--------------------------------------------------------------------------------
                                       DEPOSITS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SAVINGS AND CERTIFICATES OF DEPOSIT
--------------------------------------------------------------------------------
Account Base
    1 - 15,000                                        --
    15,001 - 30,000                                   --
    30,001 - 45,000                                   --
    45,001 - 60,000                                   --
    60,001 +                                          --

Interest Checks                                       --
                                                      --

On-line History
    Savings (4 months)                                --
    IRA Savings (24 months)                           --
    CDs Term History (term +1 month or 24 months)     --
    IRA CDs (term + 1 month or 24 months)             --

Retirement Accounts (IRA/Keogh)                       --
                                                      --

Statement Production                                  --
                                                      --

Variable Interest Capability (variable within term)   --

MONTHLY MINIMUM                                       --

NOTE: SEE SPECIAL SERVICES PRICE LIST - SPECIAL RECURRING SERVICES AND SPECIAL IMPLEMENTATION/INSTALLATION SERVICES FOR RELATED CHARGES.


--------------------------------------------------------------------------------
                        TRANSACTION ACCOUNTS (DDA, NOW, SUPER
                                  NOW, MONEY MARKET)
--------------------------------------------------------------------------------

Account Base
    1 - 15,000                                        --
    15,001 - 30,000                                   --
    30,001 - 45,000                                   --
    45,001 - 60,000                                   --
    60,001 +                                          --

                                                    Standard Services 12/91 A-2
------------------------------------

Account Analysis                                      --
                                                      --

Check Register on Statement                           --

DDA Statement Production
    Per Statement cycle Over five (5)                 --
    Interim Statement (snapshot and reset)            --
                                                      --

Item Processing Fee (represents item transmitted to
    data center from Draft Processor or DPE)          --

Line-of-Credit Processing                             --
                                                      --

                                                      --
                                                      --

Transaction Base
    1 - 75,000                                        --
    75,001 - 150,000                                  --
    150,000 +                                         --

Variable Interest Capability                          --

NOTE: SEE SPECIAL SERVICES PRICE LIST - SPECIAL RECURRING SERVICES AND SPECIAL IMPLEMENTATION/INSTALLATION SERVICES FOR RELATED CHARGES.


--------------------------------------------------------------------------------
                                GOVERNMENT COMPLIANCE
--------------------------------------------------------------------------------

Tax Compliance - Withholding

                                                   Standard Services 12/91 A-3
------------------------------------

--------------------------------------------------------------------------------
                                        LOANS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   COMMERCIAL LOANS
--------------------------------------------------------------------------------

Account Base                                          --
                                                      --

--------------------------------------------------------------------------------
                            INSTALLMENT LOANS AND SAVINGS
                                    ACCOUNT LOANS
--------------------------------------------------------------------------------

Account Base
    1 - 15,000                                        --
    15,001 - 30,000                                   --
    30,001 - 45,000                                   --
    45,001 - 60,000                                   --
    60,001 +                                          --

Adjustable Installment Loans                          --
                                                      --

Commercial Loans (includes special trial balance, review date tickler, industry code trial balance) --

Coupon Loans MICR/OCR (accepted vendor,
    coupons supplied by vendor)                       --

Customer Notices and Billings (share loan, maturity,  --
    fixed rate, floating rate, LOC)                   --

Dealer Reporting and Floor Planning                   --
                                                      --

Investor Reporting                                    --
                                                      --
    Multi-Investor Reporting                          --
                                                      --

    Pool Reporting                                    --
                                                      --

Lock Box-Stop Tape Production                         --
                                                      --

                                                   Standard Services 12/91 A-4
------------------------------------

On-line History (previous eighteen (18) months)       --

Student Loan Processing                               --

MONTHLY MINIMUM                                       --

NOTE: SEE SPECIAL SERVICES PRICE LIST - SPECIAL RECURRING SERVICES AND SPECIAL IMPLEMENTATION/INSTALLATION SERVICES FOR RELATED CHARGES.

--------------------------------------------------------------------------------
                                    MORTGAGE LOANS
--------------------------------------------------------------------------------

Account Base
    1 - 15,000                                        --
    15,001 - 30,000                                   --
    30,001 - 45,000                                   --
    45,001 - 60,000                                   --
    60,001 +                                          --

Tax and Insurance System                              --
    Coupon Loans MICR/OCR (accepted vendor,
         coupons supplied by vendor)                  --
    Escrow Analysis                                   --

AML (including buydowns)                              --
                                                      --
    Payment/Interest Adjustment Customer Notices      --

Bill and Receipt Processing                           --
                                                      --

Bi-Weekly/Weekly Loan Processing                      --

Collection Loans                                      --
                                                      --

Investor Reporting                                    --
                                                      --
    Multi-Investor Reporting                          --
                                                      --
    Automatic Posting of ML Investor Transactions     --
         to GL and DDA Accounts                       --
    FHLMC MIDANET Remittance Tape (Form 308)          --
    GNMA Tape
    GNMA/FNMA Pools                                   --
                                                      --


                                                   Standard Services 12/91 A-5
------------------------------------

    GNMA Remittance Checks                            --
                                                      --

    NDC Tape                                          --

Lock Box-Stop Tape Production                         --

On-line History (previous eighteen (18) months)       --

Report to Credit Bureau of Delinquencies and
    Foreclosures                                      --

MONTHLY MINIMUM                                       --


--------------------------------------------------------------------------------
                                  CONSTRUCTION LOANS
--------------------------------------------------------------------------------

Account Base                                          --
                                                      --

Notices                                               --

On-line History                                       --

NOTE: SEE SPECIAL SERVICES PRICE LIST - SPECIAL RECURRING SERVICES AND SPECIAL IMPLEMENTATION/INSTALLATION SERVICES FOR RELATED CHARGES.


                                                   Standard Services 12/91 A-6
------------------------------------

--------------------------------------------------------------------------------
                                    GENERAL LEDGER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            TOTAL FINANCIAL MANAGER (TFM)
--------------------------------------------------------------------------------

Account Base
    1 - 500                                           --
    501 - 1,000                                       --
    1,001 +                                           --

History Inquiry                                       --
                                                      --

Local Area Network (LAN) Capability                   --

TFM/TFS Core Package (Accounts Payable,               --
    Fixed Assets, and Investment Accounting)

TFM Core Package (General Ledger, Accounts            --
    Payable, Fixed Asset Accounting, and Investment
    Portfolio Accounting)


NOTE: SEE SPECIAL SERVICES PRICE LIST - TOTALLINK SERVICES, TOTALLINK IMPLEMENTATION/INSTALLATION SERVICES AND TOTALLINK SERVICES FOR RELATED CHARGES.


--------------------------------------------------------------------------------
                           TOTALPLUS FINANCIAL SYSTEM (TFS)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               GENERAL LEDGER (TFS-GL)
--------------------------------------------------------------------------------

Account Base                                           1,500.00  Per Month
    First 3,000 Master File Accounts                        .25  Per Account
                                                                 Per Month
    Each Additional Master File Account Over 3,000
Allocation Module                                        250.00  Per Month
Borderless ReportWriter (TFS-RW)                         500.00  Per Month
Multiple Corporation Capability                          100.00  Per Corpora-
                                                                 tion Per Month
On-line Transaction History Query                        200.00  Per Month


                                                    Standard Services 12/91 A-7
------------------------------------

PC Upload/Download Connection (TFS-PC)                    50.00  Per Month
TotalPlus Interfaced Transaction Charges                   .025  Per Transaction
PC Upload/Download Connection (TFS-PC)                    50.00  Per Month
TotalPlus Interfaced Transaction Charges                   .025  Per Transaction



NOTE: SEE SPECIAL SERVICES PRICE LIST - SPECIAL RECURRING SERVICES AND SPECIAL IMPLEMENTATION/INSTALLATION SERVICES FOR RELATED CHARGES.


--------------------------------------------------------------------------------
                              ACCOUNTS PAYABLE (TFS-AP)
--------------------------------------------------------------------------------

Account Base                                             500.00  Per Month
Vendor Payments                                             .25  Per Payment

NOTE: SEE SPECIAL SERVICES PRICE LIST - SPECIAL RECURRING SERVICES AND SPECIAL IMPLEMENTATION/INSTALLATION SERVICES FOR RELATED CHARGES.



--------------------------------------------------------------------------------
                                REMOTE GENERAL LEDGER
--------------------------------------------------------------------------------

(Interface to Third Party GL Software Package)

Account Base
    1 - 1,000                                         --
    1,001 +                                           --

MONTHLY MINIMUM                                       --

NOTE: SEE SPECIAL SERVICES PRICE LIST - TOTALLINK SERVICES FOR PRICE OF DAILY FILE TRANSFER TO ON-SITE GL.

--------------------------------------------------------------------------------


                                                     Standard Services 12/91 A-8
------------------------------------

--------------------------------------------------------------------------------
                                    OTHER SERVICES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          AUTOMATIC TRANSACTIONS GENERATION
                                     AND POSTING
--------------------------------------------------------------------------------

From or to ACH                                        --
                                                      --
From Other Sources (approved format: ATM              --
    networks, payroll, insurance disbursements)       --

System-generated Transactions (excludes interest,     --
    dividends, DDA transactions and DDA service
    charges, escrow analysis, and T&I)                --
Totalmatic                                            --
                                                      --

    Internal Transfers or External Drafts             --

--------------------------------------------------------------------------------
                           CUSTOMER INFORMATION FILE (CIF)
--------------------------------------------------------------------------------

Account Base                                          --
                                                      --

--------------------------------------------------------------------------------
                              DISASTER RECOVERY SERVICES
--------------------------------------------------------------------------------

BISYS Site Standard Disaster Recovery (includes         3%  Per Month of Monthly
    100% communications recovery and "hot-site"             Charges Services
    to facilitate periodic testing)                         Invoiced per the
                                                            Standard Services
                                                            Price List

Total Integrated Protection System (TIPS+)        4,800.00  One-Time Fee
    (PC-based disaster recovery planning product)   600.00  Annual Usage Fee


--------------------------------------------------------------------------------
                            ON-LINE COMMUNICATION SUPPORT
--------------------------------------------------------------------------------

First Terminal                                       50.00  Each location
Additional Terminals                                 25.00  Each


                                                    Standard Services 12/91 A-9
------------------------------------

--------------------------------------------------------------------------------
                                STANDARD DOCUMENTATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                MANUALS AND USER AIDS
--------------------------------------------------------------------------------

Each client receives one copy of the following free of charge upon conversion or implementation of the particular service:

    Account Reconciliation Processing Manual
    Commercial Loans Manual
    Customer Information File (CIF) Manual
    Deposit Systems Manual
    General Ledger Manual
    Installment Loans Manual
    Mortgage Loans Manual
    Total Financial Manager (TFM) Manual
         Asset Liability
         Accounts Payable
         Fixed Asset Accounting
         General Ledger
         Investment Portfolio Accounting
         Safe Deposit Box Accounting
         Shareholder Accounting
    Total Branch Automation System Teller/Platform (TBS) Manual
    Total Loan Manager (TLM) Manual
    Totallink Operator's Guide (Volume 1)
    Totallink Operator's Guide (Volume 1 - TARGET PLUS)
    Totalmatic Manual
    Transaction Codes Manual

NOTE: SEE SPECIAL SERVICES PRICE LIST - SPECIAL RECURRING SERVICES FOR THE COST OF ADDITIONAL COPIES.


                                                   Standard Services 12/91 A-10
------------------------------------

--------------------------------------------------------------------------------
                                   TRAINING GUIDES
--------------------------------------------------------------------------------

Each client receives three copies of the following free of charge upon conversion or implementation of the particular service:

    CIF
    Commercial Loans
    Deposits
    General Ledger
    Installment Loans
    ML Part 1
    ML Part 2
    System Overview

NOTE: SEE SPECIAL SERVICES PRICE LIST - SPECIAL RECURRING SERVICES FOR THE COST OF ADDITIONAL COPIES.


                                                   Standard Services 12/91 A-11
------------------------------------

--------------------------------------------------------------------------------
                                        BISYS

                             SPECIAL SERVICES PRICE LIST

                                   DECEMBER 1, 1991
--------------------------------------------------------------------------------


                                   REPORT PRINTING


BISYS standard prices include Remote Report Transmission to Client's site for Client-site printing or one original microfiche and one copy of microfiche (where available) in lieu of Client-site printing.


                                        FORMS

All stock forms used at BISYS' data center where the Services are being performed (the "BISYS Center") will be supplied to Client by BISYS without additional charge. All forms that are permitted or specially designed for Client's exclusive use, all forms bearing Client's name, and all forms printed at Client's location will be supplied to or by Client at Client's expense.


                                   TRAVEL EXPENSES

Reasonable travel expenses incurred by BISYS associates in connection with installation and/or conversion of BISYS Services or Products will be charged to Client in accordance with BISYS' standard policy for reimbursement of such expenses.


                                                     Special Services 12/91 B-1

--------------------------------------------------------------------------------
                              SPECIAL RECURRING SERVICES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ATM SERVICES
--------------------------------------------------------------------------------

See Additional Services Agreement

--------------------------------------------------------------------------------
                                       DEPOSITS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               ALL DEPOSITS (SV/CD/DDA)
--------------------------------------------------------------------------------

Combined Statements
    With Financial Summary Only                       --
    With Financial Summary - SV/CD/DDA Activity       --


Daily or Weekly Production of Month-end Reports       --
    (Branch Activity Analysis (TS3320-03), Deposit
    Activity Analysis (TS##@0-02), and Deposit Cash   --
    Flow Analysis (TS3320-01)


EFT Notices                                           --


History Retention-- Additional                        --


Over Draft Reminder Notices                           --


TotalPlus Currency Reporting                          --


                                                    Special Services 12/91 B-2
------------------------------------

--------------------------------------------------------------------------------
                         SAVINGS AND CERTIFICATES OF DEPOSIT
--------------------------------------------------------------------------------

Account Consolidation Report                          --
                                                      --

Anniversary Processing                                --
                                                      --

Bank Check Reconciliation Tape                        --

CD Renewal Confirmation                               --
                                                      --

Proxy Reporting                                       --
                                                      --

Realty Trust/Surrogate Processing                     --
                                                      --

Retirement Account Statements                         --
                                                      --

Service Charges                                       --
                                                      --

Tenant Rent Security Processing                       --
                                                      --

--------------------------------------------------------------------------------
               TRANSACTION ACCOUNTS (DDA, NOW, SUPER NOW, MONEY MARKET)
--------------------------------------------------------------------------------

Account Reconciliation Processing

    Full Reconciliation                               --
    Range/Paid Only Reconciliation                    --
    ARP Items Output Tape                             --

Automatic Data Capture Interface (exception item
    pull, daily activity file and statement
    rendering)
    Transmission from Data Center                     --

NSF/UCF Qualification Report                          --

Sweep Accounts                                        --
                                                      --
                                                      --


                                                     Special Services 12/91 B-3
------------------------------------

--------------------------------------------------------------------------------
                                        LOANS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     INSTALLMENT LOANS AND SAVINGS ACCOUNT LOANS
--------------------------------------------------------------------------------

Annual IL Notice                                      --
                                                      --

Annual Statement                                      --

Automatic Student Loan Check Printing                 --

Classification Report - Monthly Production            --
                                                      --

Credit Bureau Reporting - Monthly Production by       --
    Tape

FASB #91 Processing (deferred loan fees and costs)    --
                                                      --

Loan 10K Report                                       --
                                                      --

Overdraft Loan Notice                                 --

Share Loan Trial Balance                              --
                                                      --

Simple Interest Loan Analysis by Rate                 --
                                                      --

--------------------------------------------------------------------------------
                                    MORTGAGE LOANS
--------------------------------------------------------------------------------

Additional Coupon Processing Runs                     --

AML Remainder Worksheet (TS2125)                      --
                                                      --

Annual Mortgage Borrower Statements (if not using     --
    escrow analysis)

Credit Bureau Reporting - Monthly Production by Tape  --


                                                     Special Services 12/91 B-4
------------------------------------

FASB #91 Processing (deferred loan fees and costs)    --
                                                      --

FHLMC Form 11 on Magnetic Tape (sent to FHLMC office) --

FHLMC Submission Schedule                             --

Instructions for Payer Stuffer                        --
                                                      --

Interest on Escrow Subsystem                          --
                                                      --

Investor Reporting Tape Production                    --

LASERNET Remittance Tape                              --

Loan Solicitation Tape Production                     --

Loan Solicitations on Printed Form                    --
                                                      --

Loan 10K Report                                       --
                                                      --

ML Available for Sale Report                          --
                                                      --

Multi-borrower Report (TS5810.10 thru TS5810.13)
    Monthly Production                                --
    Weekly/Daily Production                           --

Tax Bill Processing Tape Production                   --


--------------------------------------------------------------------------------
                        REPORT AND FILE CREATION AND TRANSFER
--------------------------------------------------------------------------------

Client-site Report Printing Using Total Remote Print  N/C
    (TRP) in Lieu of Data Center Prepared Output

Client-site Report Printing (TRP) Plus Microfiche     --
Originals                                             --
                                                      --


                                                     Special Services 12/91 B-5
------------------------------------

TARGET-PLUS System (automatic report generator)
    Data File Transfers                               --
                                                      --
    Remote Print Output (reports)                     --
                                                      --
    Remote Print Output (mailing labels)              --
         (1- or 3-up gummed, or Cheshire)             --
    Installation Fee (includes one free manual)       --

-------------------------------------------------------------------------------
                                OTHER (MISCELLANEOUS)
-------------------------------------------------------------------------------

1098, 1099A, 1099s for OTC Records                    --
                                                      --

1089 Production                                       --
                                                      --

1099 Production                                       --
                                                      --
                                                      --
                                                      --

1099R Production                                      --
                                                      --

5498 Production                                       --
                                                      --

Annual Transaction Journal and Exception Report       --
    (fiche only)                                      --

Audit Confirmations                                   --
    Detail                                            --
    Summary                                           --
    Notices                                           --
    Custom Extracts                                   --

Combined CIF Alpha List                               --
                                                      --
                                                      --

Computer Test Time                                 150.00  Per Half Hour or Part
                                                           Thereof
Control Table Updates (eg. SEPART, control charts,
    etc.)                                             --


                                                     Special Services 12/91 B-6
------------------------------------

Conversion of Special Applications of                   Time and Expenses or
    Application not Converted at Initial Conversion     Standard Implementation
                                                        Fee if contained Herein

Host Signature Support (signatures only)       50.00    Per Month
                                                 .0075  Per Signature on File

Interactive Exceptions Handling                       --

Keypunch                                                Special Quote

Missing Tax Identification Number                     --
    Request Document (Form 3435)                      --

Network Support Services                                Special Quote
    (LAN, WAN, and Telecommunications Network
    Design, Implementation)

OTS Reports                                             N/C
    Quarterly Run                                     --
    Additional Runs                                   --

Processing Coordination                               --

Request for Tax Identification
    Deposits                                          --
         Trial Balance (on microfiche)                --
         Cheshire Labels                              --
         Gummed Labels                                --
         W9 Stuffers                                  --
         W9 Prestuffed Mailer                         --
         Worksheet                                    --
    MLs and ILs                                       --
         Missing TIN Report                           --
         TIN Certification Request Notice             --
         Cheshire Labels                              --
         Gummed Labels                                --

Special Reports Requested by Auditors or Federal        Time and Materials
    Examiners

Supplementary Education and Training Programs
    Corporate Training Center                   500.00  Per Day
    Regional Training Center                    650.00  Per Day
    Client-site                               1,000.00  Per Day


                                                 Special Services 12/91 B-7
------------------------------------

System Design and Programming                   100.00  Per Hour

Third-Party Audit Report                              -- (2 Copies)

Training Mode Capability                              --

W9Bs
    Notices Received by Report                        --
    Notices Received by Tape                          --
    TIN Flag                                          --
    Mailing Label                                     --
    Mailer                                            --

                                                    Special Services 12/91 B-8
------------------------------------

-------------------------------------------------------------------------------
                           DOCUMENTATION (AFTER FIRST COPY)
-------------------------------------------------------------------------------

                                       Manual Price   Subscription Service
                                       ------------   --------------------
Account Reconciliation Processing          75.00              15.00
Commercial Loan Processing                 80.00              20.00
    Reference                             100.00              25.00
    Reports                               100.00              25.00

Customer Information File (CIF)            80.00              20.00

Deposit
    Processing Vol. 1                      80.00              20.00
    Processing Vol. 2                      80.00              20.00
    Reference                             100.00              25.00
    Reports                               100.00              25.00
    DDA                                    80.00              20.00
    Savings/CD                             80.00              20.00
    Retirement                             80.00              20.00

General Ledger                             75.00              15.00

Installment Loan
    Processing Vol. 1                      80.00              20.00
    Processing Vol. 2                      80.00              20.00
    Reference                             100.00              25.00
    Reports                               100.00              25.00

Mortgage Loan
    Processing Vol. 1                      80.00              20.00
    Processing Vol. 2                      80.00              20.00
    Reference                             100.00              25.00
    Reports                               100.00              25.00

Target/Asset and Liability Analysis        75.00              15.00

Training Guides (additional copies)
    CIF                                    15.00
    Commercial Loans                       15.00
    Deposits Vol. 1                        20.00
    Deposits Vol. 2                        20.00
    General Ledger                         10.00
    Installment Loans Vol. 1               25.00
    Installment Loans Vol. 2               25.00
    Mortgage Loans Vol. 1                  25.00
    Mortgage Loans Vol. 2                  25.00
    System Overview                        10.00

Terminal Operator Security System (TOSS)   75.00              15.00


                                                    Special Services 12/91 B-9

Total Marketing Manager                    75.00              15.00

Total Financial Manager
    Accounts Payable
    Asset/Liability Budget Management      75.00              15.00
    Fixed Assets Accounting                75.00              15.00
    General Ledger                         75.00              15.00
    Investment Portfolio Accounting        75.00              15.00
    Safe Deposit Box Accounting            75.00              15.00
    Shareholder Accounting                 75.00              15.00

Total Automated Branch System (TBS)
    Teller                                 80.00              20.00
    Platform                               80.00              20.00
    Administrator                         100.00              25.00
    CAPS Development Kit                   60.00
    CAPS Reference Manual                  60.00

Total Remote Print                         75.00              15.00

Totalmatic Electronic Funds Transfer       75.00              15.00

Notices/Forms/Paper                              Call for Quote


                                                    Special Services 12/91 B-10

--------------------------------------------------------------------------------
                     SPECIAL IMPLEMENTATION/INSTALLATION SERVICES
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       DEPOSITS
--------------------------------------------------------------------------------

Interactive Exceptions Handling                       --
Tax Compliance - Withholding (all deposit systems)    --

--------------------------------------------------------------------------------
                         SAVINGS AND CERTIFICATES OF DEPOSIT
--------------------------------------------------------------------------------
Combined Interest Checks                              --

--------------------------------------------------------------------------------
               TRANSACTION ACCOUNTS (DDA, NOW, SUPER NOW, MONEY MARKET
--------------------------------------------------------------------------------
Account Analysis                                      --
Account Reconciliation Processing                     --
Document Processing Equipment Interface
    Third Party                                       --
Sweep Accounts                                        --

--------------------------------------------------------------------------------
                                        LOANS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   COMMERCIAL LOANS
--------------------------------------------------------------------------------
Commercial Loans                                      --

--------------------------------------------------------------------------------
                        INSTALLMENT AND SAVINGS ACCOUNT LOANS
--------------------------------------------------------------------------------
Coupons                                               --
Credit Bureau Reporting (monthly by tape)             --
Dealer Reporting and Floor Planning                   --
FASB #91 Processing (deferred loan fees and costs)    --
Installment and Savings Account Loans                 --
Investor Reporting                                    --
Loan Schedule RC-J Report                             --


                                                   Special Services 12/91 B-11
------------------------------------

Student Loans                                         --


--------------------------------------------------------------------------------
                                    MORTGAGE LOANS
--------------------------------------------------------------------------------
AML (including buydowns)                              --
Automatic Posting of ML Investor Transactions to
    GL and DDA Accounts                               --
Biweekly/Weekly Loan Processing                       --
Check Writing System                                  --
Coupons                                               --
Credit Bureau Reporting (monthly by tape)             --
Escrow Analysis                                       --
FASB #91 Processing (deferred loan fees and costs)    --
Investor Reporting                                    --
Loan Schedule RC-J Report                             --

--------------------------------------------------------------------------------
                                    GENERAL LEDGER
--------------------------------------------------------------------------------
PC Connection (TFS-PC)                                1,100.00  Per Connection
TFS General Ledger                                              Special Quote
                                                                (based on bank
                                                                asset size)

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                       TERMINAL OPERATOR SECURITY SYSTEM (TOSS)
--------------------------------------------------------------------------------
Installation                                          --
Training                                              --

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                                        OTHER
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                     AUTOMATIC TRANSACTION GENERATION AND POSTING
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From or To ACH                                        --
Totalmatic                                            --


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                                                    Special Services 12/91 B-12
------------------------------------

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                                 TERMINAL INTERFACES
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Other Terminal Interface Fee                               Special Quote

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                                    TRAINING MODE
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Training Mode                                         --

                                                    Special Services 12/91 B-13
------------------------------------

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                              TOTALLINK SUPPORT SERVICES
--------------------------------------------------------------------------------

Additional Site Surveys                      100.00    Per Hour (4 HOUR MINIMUM)

Additional Training
Corporate Training Center                    500.00    Per Day
    Regional Training Center                 650.00    Per Day
    Client-site                            1,000.00    Per Day

Customized LAN Set-up
    At BISYS                                 100.00    Per Hour
    At Client-site                           200.00    Per Hour

File Server Set-up
    At BISYS                               2,000.00    Per Server
    At Client-site                         3,200.00    Per Server

Internal Network Costs                       250.00    Per PC

Network Hardware/Software Installation
    (Labor $800.00 per man-day for
    normal business hours $1,200.00
    per man-day after hours, holidays,
    and weekends
        1 - 4   PCs  1 day  x                800.00    Per Branch
                     1 day  x              1,200.00    Per Branch
        5 - 15  PCs  2 days x                800.00    Per Branch
                     2 days x              1,200.00    Per Branch
        16+     PCs+ 3 days x                800.00    Per Branch
                     3 days x              1,200.00    Per Branch

Network/Software Installation                800.00    Per Day (4 HOUR MINIMUM)
                                           1,200.00    Per Day on Saturday and
                                                       Sunday

PC Assembly and Test                         125.00    Per PC

Software Configuration                       100.00    Per PC


+ For every additional 15 PCs, add an              Special Services 12/91 B-14
additional man-day.

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                           CONVERSION/DECONVERSION SERVICES
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Deconversion of Standard          One-hundred percent (100%) of average of
Applications from BISYS System    last twelve (12) months charges exclusive of
                                  discounts for services provided under
                                  Standard Services Price List.  Minimum of Ten
                                  Thousand Dollars ($10,000.00).

                                  Deconversion package includes:

                                  -    One (1) set of test files of Client's
                                       files in standard BISYS format
                                  -    Two (2) sets of Client's files in
                                       standard BISYS format
                                  -    One (1) full Trial Balance for each
                                       application (ML, IL, SV, CD, DDA, CLS)
                                  -    One (1) set of technical record layouts
                                       per application
                                  -    Up to ten (10) hours of telephone
                                       consultation support on BISYS
                                       system/file formats.

                                  Payment shall be made via wire transfer to BISYS. All past due amounts and related termination charges per the terms of the Services Agreement must be brought current prior to production of final set of files.

                                  Additional consultation support for file requirements will be billed in accordance with BISYS' published price schedule then in effect.



                                                     Special Services 12/91 B-15